Public Service Enterprise Group PSEG Earnings Conference Call 4 Quarter & Year-End 2016 February 24, 2017 EXHIBIT 99.1 th

Forward-Looking Statements
Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC)
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;
•     our ability to obtain adequate fuel supply;
•     any inability to manage our energy obligations with available supply;
•     increases in competition in wholesale energy and capacity markets;
•     changes in technology related to energy generation, distribution and consumption and customer usage patterns;
•     economic downturns;
•     third party credit risk relating to our sale of generation output and purchase of fuel;
•     adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements;
•     changes in state and federal legislation and regulations;
•     the impact of pending rate case proceedings;
•     regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities;
•     adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning;
•     changes in federal and state environmental regulations and enforcement;
•     delays in receipt of, or an inability to receive, necessary licenses and permits;
•     adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry;
•     changes in tax laws and regulations;
•     the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends;
•     lack of growth or slower growth in the number of customers or changes in customer demand;
•     any inability of Power to meet its commitments under forward sale obligations;
•     reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity;
•     any inability to successfully develop or construct generation, transmission and distribution projects;
•     any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers;
•
our
inability
to
exercise
control
over
the
operations
of
generation
facilities
in
which
we
do
not
maintain
a
controlling
interest;
•     any inability to maintain sufficient liquidity;
•     any inability to realize anticipated tax benefits or retain tax credits;
•     challenges associated with recruitment and/or retention of key executives and a qualified workforce;
•     the impact of our covenants in our debt instruments on our operations; and
•     the impact of acts of terrorism, cybersecurity attacks or intrusions.
All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are
non-GAAP financial measures
that differ from Net Income. Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting and material one-time items.  Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense,
interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears.
Management uses Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Management also believes that Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of Operating Earnings and Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, Operating Earnings and Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies.
Due to the forward looking nature of Operating Earnings and Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure.  Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.
These
materials
and
other
financial
releases
can
be
found
on
the
PSEG
website
at
www.pseg.com,
under
the
Investors
tab.
From
time
to
time,
PSEG,
PSE&G
and
PSEG
Power
release
important
information
via
postings
on
their
corporate
website
at
http://investor.pseg.com.
Investors
and
other
interested
parties
are
encouraged
to
visit
the
corporate
website
to
review
new
postings.
The
“email
alerts”
link
at
http://investor.pseg.com
may
be
used
to
enroll
to
receive
automatic
email
alerts
and/or
really
simple
syndication
(RSS)
feeds
regarding
new
postings
at
http://investor.pseg.com/rss.

PSEG 2016 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

$
millions
(except
EPS)
2016
2015
Net
Income/(Loss)
$  (98)
$  309
Reconciling
Items
377
(54)
Operating
Earnings
(non-GAAP)*
$   279
$  255
EPS
from
Net
Income/(Loss)
$  (0.19)
$  0.60
EPS
from
Operating
Earnings
(non-GAAP)*
$  0.54
$  0.50
4
Q4 Results Summary –
Solid quarterly results
Quarter
ended
December
31
*
See
Slide
A
for
Items
excluded
from
Net
Income/(Loss)
to
reconcile
to
Operating
Earnings
(non-GAAP).

$ millions (except EPS)
2016
2015
Net Income
$  887
$  1,679
Reconciling Items
588
(203)
Operating Earnings (non-GAAP)*
$  1,475
$  1,476
EPS from Net Income
$  1.75
$  3.30
EPS from Operating Earnings (non-GAAP)*
$  2.90
$  2.91
5
Full-Year
Results
Summary
–
At
upper
end
of
revised
guidance
Twelve Months ended December 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG
2016
–
Another
Year
of
Successful
Capital
Deployment
Solid
2016
financial
performance
Net
Loss
of
$(0.19)
vs.
Net
Income
of
$0.60
per
share
in
Q4
2015;
Full-year
Net
Income
of
$1.75
vs.
$3.30
per
share
in
2015;
Decision
to
retire
Hudson-Mercer
units
resulted
in
$555
million
of
incremental
D&A
in
Q4
Non-GAAP
Operating
Earnings*
results
of
$0.54
vs.
$0.50
per
share
in
Q4
2015;
Full-year
non-GAAP
Operating
Earnings*
of
$2.90
vs.
$2.91
per
share
in
2015
PSE&G
achieved
13%
growth
in
Net
Income
over
2015
on
increased
investment
in
transmission
and
distribution
PSEG
Power
results
exceeded
revised
guidance
with
stringent
control
of
O&M
Operational
excellence
PSE&G
recognized
for
the
15th
consecutive
year
as
the
Mid-Atlantic
region’s
most
reliable
electric
utility
Nuclear
performance
stabilized
following
extended
outages
at
Salem
Disciplined
capital
investment
–
producing
results
PSEG
invested
$4.2
billion
in
2016:
$2.8
billion
at
PSE&G
and
$1.3
billion
at
Power
PSE&G’s
$905
million
GSMP
and
$1.2
billion
Energy
Strong
infrastructure
investments
continue
Solar
4
All
programs
total
158
MW
DC
with
latest
extension
to
provide
$80
million
for
development
of
33
MW
DC
of
grid-connected,
landfill/brownfield
solar
over
next
3
years
*
See
Slide
A
for
Items
excluded
from
Net
Income/(Loss)
to
reconcile
to
Operating
Earnings
(non-GAAP).

$2.80 -
$3.00E
PSEG Initiating 2017 Full-Year Guidance
$2.91
$2.90
Growth in utility infrastructure investments continue to
drive a higher regulated earnings contribution in 2017
Non-GAAP Operating Earnings* and 2017 Guidance
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).  E = Estimate.
2015
2016
2017E

PSEG Annual Dividend –
Increased 4.9% to $1.72 per share
*INDICATIVE ANNUAL 2017 PSEG COMMON DIVIDEND RATE PER SHARE.
**2017
PAYOUT
RATIO
REFLECTS
THE
INDICATIVE
ANNUAL
DIVIDEND
RATE
DIVIDED
BY
THE
MIDPOINT
OF
2017
NON-GAAP
OPERATING
EARNINGS
GUIDANCE
OF
$2.80
-
$3.00
PER
SHARE.
8
Continuing an improved rate of growth in the dividend, building on a 110-year history of returning cash to the shareholder
$1.17
$1.29
$1.33
$1.37
$1.37
$1.42
$1.44
$1.48
$1.56
$1.64
$1.00
$1.20
$1.40
$1.60
$1.80
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
PSEG Annual Dividend Rate
Payout
Ratio
43%
44%
43%
44%
50%
58%
56%
54%
54%
57%
59%**
$1.72*
10 year rate of growth: 3.9%

PSEG 2016 Q4 Operating Company Review Dan Cregg EVP and Chief Financial Officer

GAAP Operating Earnings*)
Results
Per Share
$ millions (except Per Share amounts)
2016
2015
2016
2015
PSE&G
(Net Income)
$  193
$  156
$  0.38
$  0.31
PSEG Power (Net Income/(Loss))
$  (302)
$  149
$  (0.59)
$  0.29
PSEG Power (non-
$  69
$  95
$  0.13
$  0.19
PSEG Enterprise/Other (Net Income)
$  11
$  4
$  0.02
$
-
PSEG Enterprise/Other (non-
GAAP Op. Earnings*)
$  17
$  4
$  0.03
$
-
10
Q4 Results by Subsidiary
Quarter ended December 31
*See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power and PSEG Enterprise/Other.

PSEG EPS Reconciliation –
Q4 2016 versus Q4 2015
Q4 2016
Net
(Loss)
Q4 2015
Net
Income
PSEG
Power
PSE&G
Enterprise/
Other
* See Slide A for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).
Recontracting/
Lower Prices  (0.05)
Lower Volume/
Higher Gas
Send-out  (0.01)
O&M  (0.03)
Interest, Taxes &
Other  0.03
Transmission
0.06
Weather  0.01
Distribution
O&M  0.03
D&A, Taxes and
Other  (0.03)
Q4 2015
Operating
Earnings
(non-GAAP)*
Q4 2016
Operating
Earnings
(non-GAAP)*
PSEG-LI
and Other
$0.60
0.07
(0.06)
0.03
$0.50
$0.54
($0.19)
Returns on expanded investment and cost control support results
0.80
-0.20
-0.10
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70

Year-to-Date Results by Subsidiary
*See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power and PSEG Enterprise/Other.
Results
Per Share
$ millions (except Per Share amounts)
2016
2015
2016
2015
PSE&G (Net
Income)
$
889
$  787
$  1.75
$  1.55
PSEG Power (Net
Income)
$  18
$  856
$  0.04
$  1.68
PSEG Power (non-GAAP
Operating Earnings*)
$  514
$  653
$  1.01
$  1.29
PSEG Enterprise/Other (Net
Income/(Loss))
$  (20)
$  36
$  (0.04)
$  0.07
PSEG Enterprise/Other (non-GAAP Op. Earnings*)
$  72
$  36
$  0.14
$  0.07
Twelve Months ended December 31

0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
PSEG EPS Reconciliation –
YTD 2016 versus YTD 2015
YTD 2016        YTD 2016
Operating
Earnings
(non-
GAAP)*
YTD 2015
Net
Income
Recontracting/
Lower Prices
(0.16)
Lower Gas Send-
Out and Fixed
Cost Recovery
(0.13)
Capacity  (0.05)
Volume  (0.07)
O&M  0.13
Interest & Other
0.05
D&A  (0.03)
Absence of 2015
Tax Credits and
Other  (0.02)
PSEG
Power
Transmission
0.15
Distribution
Margin  0.03
Distribution
D&A and
Interest  (0.02)
Taxes and
Other  0.04
PSE&G
Enterprise/
Other
PSEG-LI,
Taxes and
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).
Net
Income
YTD 2015
Operating
Earnings
(non-
GAAP)*
$3.30
0.20
(0.28)
0.07
$2.91
$2.90
$1.75

PSE&G 2016 Q4 Review

PSE&G –
Q4 Summary of Results
$ millions (except EPS)
Q4 2016
Q4 2015
Variance
Operating Revenues
$  1,475
$  1,402
$  73
Operating Expenses
Energy Costs
588
546
42
Operation & Maintenance
365
389
(24)
Depreciation & Amortization
153
180
(27)
Total Operating Expenses
1,106
1,115
(9)
Net Income
$  193
$  156
$  37
EPS from Net Income
$  0.38
$  0.31
$  0.07

$0.31
0.07
$0.38
0.00
0.00
0.10
0.20
0.30
0.40
0.50
16
PSE&G EPS Reconciliation –
Q4 2016
versus Q4 2015
Q4 2016
Net Income
Q4 2015
Net Income
Transmission &
Distribution
Margin  0.06
Electric Weather
0.01
O&M  0.03
D&A, Taxes
& Other  (0.03)
Prior quarter results for reconciling items may not add to year-to-date (YTD) totals due to rounding.

PSE&G –
Monthly Heating Degree Days
Q4 2016 winter weather, as defined by heating degree days, was ~38% colder than Q4 2015 (the warmest Q4 in our records) and ~5% warmer than normal
Monthly Heating Degree Days
Q4 2016 vs. Q4 2015 vs. Q4 Normal
0
100
200
300
400
500
600
700
800
900
October
November
December
Q4 16
Q4 15
Q4 Normal

PSE&G –
Q4 Operating Highlights
FERC formula rate revenue increase of $121 million effective January 1, 2017
PSE&G will file its distribution base rate case with the NJBPU no later than November 1, 2017
PSE&G residential gas customers receiving BGSS bill credits totaling ~$47 million during
Winter 2016-17; Since 2009, average annual residential gas bills have declined by 53%
–
or $892 –
due to supply rate reductions
Operations
PSE&G’s
2017
Net
Income
guidance
range
is
$945
-
$985
million,
an
8.5%
increase
to
the
mid-point
over
2016
Net
Income
of
$889
million
PSE&G invested $2.8 billion in 2016 capital expenditures to upgrade and expand T&D
Investment in transmission grew to 44% of rate base at year-end 2016, as consolidated rate base increased by 12% to $15.2 billion
Financial
Electric sales were flat both for the quarter and for the full year on a weather normalized basis;
Weather adjusted gas sales declined slightly in Q4 and declined by 1.9% for the full year
PSE&G recognized for the 15th year as the Mid-Atlantic region’s most reliable electric utility
Regulatory and Market Environment

PSEG Power 2016 Q4 Review

PSEG Power –
Q4 Summary of Results
$ millions (except EPS)
Q4 2016
Q4 2015
Variance
Operating Revenues
$  921
$  1,082
$  (161)
Net Income/(Loss)
(302)
149
(451)
Reconciling Items
371
(54)
425
Operating Earnings (non-GAAP)*
$  69
$  95
$  (26)
EPS from Net Income/(Loss)
$  (0.59)
$  0.29
$  (0.88)
EPS from Operating Earnings (non-GAAP)*
$  0.13
$  0.19
$  (0.06)
*See
Slide
B
for
Items
excluded
from
Net
Income/(Loss)
to
reconcile
to
Operating
Earnings
(non-GAAP)
for
PSEG
Power.

Recontracting/
Lower Prices
(0.05)
Lower  Volume/
Higher Gas
Send-out  (0.01)
PSEG Power EPS Reconciliation –
Q4 2016 versus Q4 2015
O&M
* See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power.
Interest,
Taxes and
Other
$0.29
$0.19
0.03
$0.13
(0.06)
(0.03)
0.40
0.00
0.30
0.20
0.10
-0.60
($0.59)
Q4 2016
Net (Loss)
Q4 2015
Net
Income
Q4 2015
Operating
Earnings
(non-GAAP)*
Q4 2016
Operating
Earnings
(non-GAAP)*
-
~
~
-
-
-
-
-

PSEG Power –
Q4 Generation Measures –
Volume %
7,265
7,288
814
1,343
4,646
3,124
0
7,500
15,000
2015
2016
Quarter ended December 31
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power –
Generation (GWh)
12,725
11,755
Quarter ended December 31
PSEG Power –
Capacity Factors (%)
2015
2016
Combined
Cycle
PJM and NY
62.9%
41.5%
Coal*
NJ (Coal/Gas)
0.2%
0.8%
PA
48.6%
74.5%
CT
0.2%
10.1%
Nuclear
85.4%
85.3%

PSEG Power –
Full-Year Generation Measures –
Twelve months ended December 31
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.
PSEG Power –
Generation (GWh)
Twelve months ended December 31
PSEG Power –
Capacity Factors (%)
Volume %
30,013
29,553
5,809
4,776
19,391
17,181
0
10,000
20,000
30,000
40,000
50,000
60,000
2015
2016
2015
2016
Combined Cycle
PJM and NY
64.2%
57.2%
Coal*
NJ (Coal/Gas)
5.6%
2.8%
PA
69.3%
65.1%
CT
17.9%
5.4%
Nuclear
90.4%
86.9%
55,213
51,510

PSEG Power –
Fuel Costs
Quarter ended December 31
($ millions)
2015
2016
Coal
23
31
Oil & Gas
62
58
Total Fossil
85
89
Nuclear
51
49
Total Fuel Cost
136
138
Total Generation
(GWh)
12,725
11,755
$ / MWh
10.69
11.74
PSEG Power –
Fuel Costs
Twelve months ended
December 31
($ millions)
2015
2016
Coal
163
109
Oil & Gas
485
272
Total Fossil
648
381
Nuclear
213
203
Total Fuel Cost
861
584
Total Generation
(GWh)
55,213
51,510
$ / MWh
15.59
11.34

PSEG Power –
Gross Margin Performance
$0
$10
$20
$30
$40
$50
$60
2014
2015
2016
$0
$10
$20
$30
$40
$50
$60
2014
2015
2016
$37
Quarter ended
December 31
Twelve  Months ended
December 31
$40
Lower generation and lower hedge prices offset higher market prices
Capacity revenues were flat vs. prior year
Spark spreads compressed in the quarter
Regional Performance
Region
Q4 Gross
Margin ($M)
Q4 2016 Performance
PJM
$407
Recontracting at lower prices and
lower volumes offset higher market
prices
New
England
$15
Higher generation offset by lower
hedges
New York
$13
Lower generation offset higher prices
PSEG Power Gross Margin ($/MWh)
$37
$42
$39
$42

2013
2014
2015
2016
2017
26
Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy/Transmission
Component for Market Risk
Market Perspective –
2017 BGS Auction Results
Latest auction results reflect mix of lower prices for
energy and capacity and higher transmission costs
Note: BGS prices are quoted in $/MWh and reflect PSE&G Zone; results from the 2015-2017 auctions will be the new blended prices beginning June 1, 2017.
$99.54
~ $53
~ $59
$92.18
~ $62
Three-Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$97.39
$39
-
$40
$38
-
$39
$37
-
$38
$33
-
$34
~ $63
$96.38
$90.78
~ $58
$32
-
$33

2017
2018
2019
Volume TWh
34
34
34
Base Load
% Hedged
100%
80-85%
35-40%
(Nuclear and Base Load Coal)
Price $/MWh
$46
$43
$43
Volume TWh
16
21
26
Intermediate, Combined Cycle,
% Hedged
45-50%
0%
0%
Peaking
Price $/MWh
$46
$ -
$ -
Volume TWh
49-51
54-56
59-61
Total
% Hedged
80-85%
50-55%
15-20%
Price $/MWh
$46
$43
$43
27
Hedging Update…
Contracted Energy*
*
HEDGE
PERCENTAGES
AND
PRICES
AS
OF
FEBRUARY
9,
2017,
UPDATED
WITH
2017
BGS
AUCTION
RESULTS.
REVENUES
OF
FULL
REQUIREMENT
LOAD
DEALS
BASED
ON
CONTRACT
PRICE,
INCLUDING
RENEWABLE
ENERGY
CREDITS,
ANCILLARY,
AND
TRANSMISSION
COMPONENTS
BUT
EXCLUDING
CAPACITY.
HEDGES
INCLUDE
POSITIONS
WITH
MTM
ACCOUNTING
TREATMENT
AND
OPTIONS.

PSEG Power –
Q4 Operating Highlights
Q4
output
down
7.6%
versus
Q4
2015
due
to
Hope
Creek
refueling
and
planned
CCGT
major
maintenance;
Full-year
generation
was
6.7%
lower
Annual
capacity
factor
for
the
nuclear
fleet
of
86.9%
produced
29.6
TWh
of
energy;
CCGT
fleet
had
a
capacity
factor
of
57.2%,
producing
16.4
TWh
of
energy
Hope
Creek
refueling
outage
completed
in
27
days
during
Q4
2016
Operations
Financial
2017
BGS
auction
priced
at
$90.78/MWh
vs.
$96.38/MWh
in
2016
for
PSE&G
2017
expected
generation
output
49-51
TWh;
BGS
load
projected
at
11
TWhs
Power
nearing
commencement
of
construction
at
Bridgeport
Harbor
site;
target
completion
in
2019
Construction
on
schedule
and
on
budget
at
Keys
and
Sewaren
7
for
targeted
2018
in-service
Power’s
total
debt
as
a
percentage
of
capitalization
at
year-end
was
29%
Power’s
FFO/Debt
at
December
31
remains
strong
Power’s
2017
non-GAAP
Operating
Earnings
guidance
range
is
$435
-
$510
million;
Non-GAAP
Adjusted
EBITDA
guidance
for
2017
is
$1,080
to
$1,210
million
Regulatory and Market
Environment

PSEG

PSEG Financial Highlights
Introducing 2017 non-GAAP Operating Earnings guidance of $2.80
PSE&G earnings forecast to grow 8.5% to comprise 66% of PSEG’s 2017 non-GAAP Operating Earnings
Focused on maintaining operating efficiency and customer reliability
PSEG capital spending forecast of $10.2 billion over 2017-2019 to be invested in PSE&G (77%) and Power (23%)
PSE&G infrastructure investment in reliability/resiliency/replacement continues with ongoing GSMP and Energy Strong investments
PSEG Power’s $2 billion investment in new generation in PJM and New
England, will improve fleet efficiency and geographic diversity
Increased 2017 indicative common dividend by 4.9% to $1.72 per share
Financial position remains strong:
Continuing to pursue opportunities to enhance Operating Earnings and reduce financial risk
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 47% at December 31, 2016
Introducing 2017 non-GAAP Operating Earnings guidance of $2.80 - $3.00 per share

2017 Federal Tax Reform –
PSEG is well positioned
Assumption
PSE&G
PSEG Power
PSEG Parent
Reduction of
Corporate
Tax Rate
Customer rates lowered with
reduction in tax rate
Return of excess deferred
tax liability –
impact on cash
and rate base growth
dependent on payback period
After-tax earnings and cash
flow increase
One-time non-cash earnings
benefit from reduction in
deferred tax liability
After-tax earnings and cash
flow improve
100% Expensing
of
Capital Expenditures
Impact on rate base growth
comparable to existing bonus
depreciation rules
Cash flow improves
Elimination
of
Deductibility of Interest
Expense and Border
Adjustment Tax
Change in cost anticipated to
be passed through to
customers
Well positioned given low
debt balance
Uncertainty on Border
Adjustment Tax
Well positioned given
low
debt balance
Given positive non-utility contribution to earnings and a strong balance sheet,
PSEG is well positioned for potential tax reform

PSEG 2017 Guidance -
By Subsidiary
$ millions (except EPS)
2017E
2016
2015
PSE&G (Net Income)
$945 -
$985
$889
$787
PSEG Power
$435 -
$510
$514
$653
PSEG Enterprise/Other
$35 -
$35
$72
$36
Operating Earnings (non-GAAP)*
$1,415 -
$1,530
$1,475
$1,476
Operating EPS (non-GAAP)*
$2.80 -
$3.00E
$2.90
$2.91
Segment Operating Earnings Guidance and Prior Results
(non-GAAP, except as noted)*
$ millions
2017E
2016
2015
PSEG Power
$1,080 -
$1,210
$1,201
$1,435
PSEG Power Adjusted EBITDA (non-GAAP)*
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income to reconcile to Operating Earnings
(non-GAAP) and Adjusted EBITDA (non-GAAP).  E = Estimate.

PSEG Liquidity as of December 31, 2016 33

Reconciliation of Non-GAAP Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
2016
2015
2016
2015
Net Income (Loss)
(98)
$
309
$
887
$
1,679
$
(Gain) Loss on Nuclear Decommissioning Trust (NDT)
Fund Related Activity, pre-tax (PSEG Power)
(9)
(38)
(5)
(24)
(Gain) Loss on Mark-to-Market (MTM), pre-tax
(a)
(PSEG Power)
77
(59)
168
(157)
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-
-
-
(172)
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
555
-
669
-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
10
-
147
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(256)
43
(391)
150
Operating Earnings (non-GAAP)
279
$
255
$
1,475
$
1,476
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
508
Net Income (Loss)
(0.19)
$
0.60
$
1.75
$
3.30
$
(Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power)
(0.02)
(0.08)
(0.01)
(0.05)
(Gain) Loss on MTM, pre-tax
(a)
(PSEG Power)
0.15
(0.12)
0.33
(0.31)
Storm O&M, net of insurance recoveries, pre-tax (PSEG Power)
-
-
-
(0.34)
Hudson/Mercer Early Retirement, pre-tax (PSEG Power)
1.10
-
1.32
-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)
0.02
-
0.29
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(0.52)
0.10
(0.78)
0.31
Operating Earnings (non-GAAP)
0.54
$
0.50
$
2.90
$
2.91
$
(a) Includes the financial impact from positions with forward delivery months.
December 31,
Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings (non-GAAP) Reconciliation
Three Months Ended
Reconciling Items
($ millions, Unaudited)
($ Per Share Impact -
Diluted, Unaudited)
(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

B
Reconciliation of Non-GAAP Operating Earnings and Non-GAAP
Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income.
2016
2015
2016
2015
Net Income (Loss)
(302)
$
149
$
18
$
856
$
(Gain) Loss on NDT Fund Related Activity, pre-tax
(9)
(38)
(5)
(24)
(Gain) Loss on MTM, pre-tax
(a)
77
(59)
168
(157)
Storm O&M, net of insurance recoveries, pre-tax
-
-
-
(172)
Hudson/Mercer Early Retirement, pre-tax
555
-
669
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(b)
(252)
43
(336)
150
Operating Earnings (non-GAAP)
69
$
95
$
514
$
653
$
Depreciation and Amortization, pre-tax
(c)
85
73
329
301
Interest Expense, pre-tax
(c) (d)
18
27
83
120
Income Taxes
(c)
(17)
23
275
361
Adjusted EBITDA (non-GAAP)
155
$
218
$
1,201
$
1,435
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
508
(a) Includes the financial impact from positions with forward delivery months.
(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d) Net of capitalized interest.
(b) Income tax effect calculated at 40.85% statutory rate, except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the 40.85% statutory rate plus a 20% tax on income (losses) from qualified NDT funds.
PSEG Power Reconciliations
Three Months Ended
Year Ended
December 31,
($ millions, Unaudited)
Reconciling Items
December 31,
2016
2015
2016
2015
Net Income (Loss)
11
$
4
$
(20)
$
36
$
Lease Related Activity, pre-tax
10
-
147
-
Income Taxes related to Operating Earnings (non-GAAP) reconciling items
(a)
(4)
-
(55)
-
Operating Earnings (non-GAAP)
17
$
4
72
$
36
$
PSEG Fully Diluted Average Shares Outstanding (in millions)
508
508
508
508
(a) Income tax effect calculated at a combined leveraged lease effective tax rate.
($ millions, Unaudited)
PSEG Enterprise/Other Reconciliation
Reconciling Items
Three Months Ended
Year Ended
December 31,
December 31,